                                                                    Exhibit 10.2

                                JOINDER AGREEMENT

          Reference is made hereby to the Purchase Agreement dated October 10, 2003 (the "Agreement"), between Norcraft Holdings, L.P., Norcraft Finance Corp. and the Initial Purchasers named therein. Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given them in the Agreement

          Each of the undersigned hereby unconditionally and irrevocably expressly makes the representations made by the Issuers pursuant to the Agreement on the Closing Date and assumes, confirms and agrees to perform and observe as an Issuer each and any of the covenants, agreements, terms, conditions, obligations, appointments, duties, promises and liabilities of an Issuer under the Agreement, in each case, as if it were an original signatory thereto on the date hereof.

          This Joinder Agreement shall be governed by the and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

          IN WITNESS WHEREOF, the undersigned have executed this Joinder Agreement this 21st day of October 2003.

                                        NORCRAFT COMPANIES, LP

                                        By: NORCRAFT GP, L.L.C.,
                                            its general partner


                                        By: /s/ Leigh Ginter
                                            ------------------------------------
                                            Name: Leigh Ginter
                                            Title: Authorized Person


                                        NORCRAFT CANADA CORPORATION


                                        By: /s/ Leigh Ginter
                                            ------------------------------------
                                            Name: Leigh Ginter
                                            Title: Vice President

                                       -2-